UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2024

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K (this “Current Report”), on June 6, 2024, at the Annual Meeting of Stockholders (the “Annual Meeting”) of VAALCO Energy, Inc. (the “Company”) the Company’s stockholders approved an amendment (the “Amendment”) to the VAALCO Energy, Inc. 2020 Long-Term Incentive Plan (the “2020 LTIP”). The Amendment increased the number of shares authorized for issuance pursuant to awards under the 2020 LTIP by 5,500,000 shares, for a total number of 14,750,000 shares authorized. A description of the material terms of the Amendment was included under the heading “Proposal No. 4—Approval of an Amendment to the VAALCO Energy, Inc. 2020 Long Term Incentive Plan,” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024, (the “Proxy Statement”). Such description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A total of 74,619,029 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal was included in the Proxy Statement.

Proposal No. 1: Election of five directors, each to serve for a one-year term.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Andrew L. Fawthrop	48,967,557	5,720,663	19,930,809
George W. M. Maxwell	51,594,139	3,094,081	19,930,809
Cathy Stubbs	51,924,815	2,763,405	19,930,809
Fabrice Nze-Bekale	43,537,487	11,150,733	19,930,809
Edward LaFehr	51,945,783	2,742,437	19,930,809

Proposal No. 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
73,039,703	590,319	989,007	--

Proposal No. 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
45,823,049	8,581,757	283,414	19,930,809

Proposal No. 4: Approval of an amendment to the 2020 LTIP to increase the number of shares reserved for issuance pursuant to awards.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
43,921,481	10,537,089	229,650	19,930,809

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting was approved by the requisite vote.

At the Annual Meeting, George W. M. Maxwell, the Company’s Chief Executive Officer, presented an overview of the Company’s business and historical performance. The presentation is available at www.vaalco.com under the “Presentations” section on the “Investor Relations” page.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to the VAALCO Energy, Inc. 2020 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: June 6, 2024
	By:	/s/ Lynn Willis
	Name:	Lynn Willis
	Title:	Interim Chief Accounting Officer and Controller